UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-BC1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-103927-02              13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

   On December 26, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

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MERRILL LYNCH MORTGAGE  INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-BC1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: January 6, 2004             By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003

                                       -5-



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

                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-BC1
                                Statement to Certificate Holders
                                      December 26, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A         204,350,000.00    167,861,369.49   7,632,790.61   210,190.87    7,842,981.48       0.00        0.00      160,228,578.88
M1         15,860,000.00     15,860,000.00           0.00    26,121.84       26,121.84       0.00        0.00       15,860,000.00
M2         12,810,000.00     12,810,000.00           0.00    31,544.53       31,544.53       0.00        0.00       12,810,000.00
B1          7,320,000.00      7,320,000.00           0.00    21,167.13       21,167.13       0.00        0.00        7,320,000.00
B2          3,660,000.00      3,660,000.00           0.00    10,583.57       10,583.57       0.00        0.00        3,660,000.00
R                 100.00              0.00           0.00         0.00            0.00       0.00        0.00                0.00
P                   0.00              0.00           0.00   180,880.74      180,880.74       0.00        0.00                0.00
C                   0.00              0.00           0.00         0.00            0.00       0.00        0.00                0.00
TOTALS    244,000,100.00    207,511,369.49   7,632,790.61   480,488.68    8,113,279.29       0.00        0.00      199,878,578.88

S         244,000,100.00    207,511,369.49           0.00    34,066.35       34,066.35          0.00        0.00   199,878,578.88
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A      84751PAA 7      821.44051622     37.35155669    1.02858268       38.38013937          784.08895953     A       1.458750 %
M1     84751PAC3     1,000.00000000      0.00000000    1.64702648        1.64702648        1,000.00000000     M1      1.918750 %
M2     84751PAD1     1,000.00000000      0.00000000    2.46249258        2.46249258        1,000.00000000     M2      2.868750 %
B1     84751PAE9     1,000.00000000      0.00000000    2.89168443        2.89168443        1,000.00000000     B1      3.368750 %
B2     84751PAF6     1,000.00000000      0.00000000    2.89168579        2.89168579        1,000.00000000     B2      3.368750 %
R      84751PAG4         0.00000000      0.00000000    0.00000000        0.00000000            0.00000000     R       1.458750 %
TOTALS                 850.45608379     31.28191591    1.96921509       33.25113100          819.17416788

S      84751PAB5       850.45608379      0.00000000    0.13961613        0.13961613          819.17416788     S       0.191250 %
---------------------------------------------------------------------------------------------------------   ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                              Rebekah S. Pappachen
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4469
                               Fax: 212) 623-5858
                       Email: rebekah.pappachen@chase.com

Section 4.05(a)(i)        Scheduled Principal                                                                 175,114.63
                          Principal Prepayments                                                             6,514,861.84
                          Repurchased Principal                                                                     0.00
                          Extra Principal Distribution Amount                                                 942,814.14
                          Prepayment Penalties                                                                180,880.74

Section 4.05(a)(v)        Total Beginning Number of Loans                                                          1,461
                          Total Ending Number of Loans                                                             1,415
                          Total Ending Collateral Balance                                                 202,706,436.41

Section 4.05(a)           O/C Amount                                                                        2,827,857.53
                          Targeted O/C Amount                                                               4,148,001.71
                          O/C Deficiency Amount                                                             4,148,001.71
                          O/C Release Amount                                                                        0.00
                          Monthly Excess Interest                                                             942,814.14
                          Monthly Excess Cash Flow Amount                                                     942,814.14

Section 4.05(a)(vi)       Servicing Fee                                                                        87,269.10

Section 4.05(a)(viii)     Current Advances                                                                    577,029.42

Section 4.05(a)(ix)       Cumulative Realized Loss Amount                                                     100,730.19

Section 4.05(a)(ix)       Cumulative Class A Applied Realized Loss Amount                                           0.00
                          Cumulative Class M1 Applied Realized Loss Amount                                          0.00
                          Cumulative Class M2 Applied Realized Loss Amount                                          0.00
                          Cumulative Class B1 Applied Realized Loss Amount                                          0.00
                          Cumulative Class B2 Applied Realized Loss Amount                                          0.00

Section 4.05(a)(x)        Current Realized Loss Amount                                                        100,730.19

Section 4.05(a)(x)        Current Class A Applied Realized Loss Amount                                              0.00
                          Current Class M1 Applied Realized Loss Amount                                             0.00
                          Current Class M2 Applied Realized Loss Amount                                             0.00
                          Current Class B1 Applied Realized Loss Amount                                             0.00
                          Current Class B2 Applied Realized Loss Amount                                             0.00

Section 4.05(a)(xi)       Loans Delinquent
                                                  Group 1
                                                                                           Principal
                                                 Category              Number               Balance               Percentage
                                                 1 Month                        71            8,947,582.89                  4.41 %
                                                 2 Month                        16            1,768,003.88                  0.87 %
                                                 3 Month                        37            4,783,099.17                  2.36 %
                                                  Total                        124           15,498,685.94                  7.64 %

                                                 Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                              Loans in Foreclosure
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           15            1,911,291.53                 0.94 %

Section 4.05(a)(xi)                              Loans in Bankruptcy
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            9              729,343.15                 0.36 %

Section 4.05(a)(xiii)                            Loans in REO
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            7              618,833.49                 0.31 %

Section 4.05(a)(xv)       Trigger Event Occurrence                                                                             NO

                          Rolling 3 Month Prior Delinquency Percentage                                                   3.1810 %

                          Cumulative Realized Losses as a Percentage of Original Collateral Balance                      0.0000 %

Section 4.05(a)(xvi)      Class A Interest Carryforward Amount                                                               0.00
                          Class S Interest Carryforward Amount                                                               0.00
                          Class M1 Interest Carryforward Amount                                                              0.00
                          Class M2 Interest Carryforward Amount                                                              0.00
                          Class B1 Interest Carryforward Amount                                                              0.00
                          Class B2 Interest Carryforward Amount                                                              0.00
                          Class R Interest Carryforward Amount                                                               0.00

Section 4.05(a)(xvii)     Class A Interest Carryover Amount Paid                                                             0.00
                          Class S Interest Carryover Amount Paid                                                             0.00
                          Class M1 Interest Carryover Amount Paid                                                            0.00
                          Class M2 Interest Carryover Amount Paid                                                            0.00
                          Class B1 Interest Carryover Amount Paid                                                            0.00
                          Class B2 Interest Carryover Amount Paid                                                            0.00
                          Class R Interest Carryover Amount Paid                                                             0.00

Section 4.05(a)(xviii)    Repurchased Principal                                                                              0.00

Section 4.05(a)(xx)       Credit Risk Manager Fee Paid                                                                   2,618.71

Section 4.05(a)           Weighted Average Mortgage Rate for All Loans                                                     7.84 %
                          Weighted Average Term to Maturity                                                                   339

Section 4.05(a)           Total Class Interest Accrual Relief Act Reduction                                              1,059.63
                          Class A Interest Accrual Relief Act Reduction                                                    667.49
                          Class S Interest Accrual Relief Act Reduction                                                    108.18
                          Class M1 Interest Accrual Relief Act Reduction                                                    82.95
                          Class M2 Interest Accrual Relief Act Reduction                                                   100.17
                          Class B1 Interest Accrual Relief Act Reduction                                                    67.22
                          Class B2 Interest Accrual Relief Act Reduction                                                    33.61
                          Class R Interest Accrual Relief Act Reduction                                                      0.00

Section 4.05(a)           Net Prepayment Interest Shortfalls                                                                 0.00
                          Class A Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                          Class S Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                          Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                          Class R Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00


Section 4.05(a)           Class A Libor Carryover Amount                                                                     0.00
                          Class A Unpaid Libor Carryover Amount                                                              0.00
                          Class M1 Libor Carryover Amount                                                                    0.00
                          Class M1 Unpaid Libor Carryover Amount                                                             0.00
                          Class M2 Libor Carryover Amount                                                                    0.00
                          Class M2 Unpaid Libor Carryover Amount                                                             0.00
                          Class B1 Libor Carryover Amount                                                                    0.00
                          Class B1 Unpaid Libor Carryover Amount                                                             0.00
                          Class B2 Libor Carryover Amount                                                                    0.00
                          Class B2 Unpaid Libor Carryover Amount                                                             0.00
                          Class R Libor Carryover Amount                                                                     0.00
                          Class R Unpaid Libor Carryover Amount                                                              0.00

Section 4.05(a)           Available Funds                                                                            7,966,464.90
                          Interest Remittance Amount                                                                 1,276,488.43
                          Principal Remittance Amount                                                                6,689,976.47

Sec 4.06(ii) Class C Distributable Amount                                                                                    0.00

Interest Earnings on Certificate Account Paid to Seller                                                                    440.85

                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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